Janus Investment Fund

Janus Henderson Overseas Fund

Supplement dated April 30, 2018

to Currently Effective Prospectuses

Effective April 30, 2018, the MSCI EAFE® Index is removed as Janus Henderson Overseas Fund’s (the “Fund”) secondary benchmark index. The Fund will continue to retain the MSCI All Country World ex-U.S. Index SM as its primary benchmark index.

Please retain this Supplement with your records.